UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2008

THE CLOROX COMPANY

(Exact name of registrant as specified in its charter)

1-07151	Delaware	31-0595760
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of principal executive offices) (Zip code)

(510) 271-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 27, 2008, The Clorox Company issued the press release attached hereto as Exhibit 99.1 relating to its sale of debt securities in a public offering in accordance with the terms of the underwriting agreement attached hereto as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated February 27, 2008

99.1	Press Release dated February 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CLOROX COMPANY

Date: February 29, 2008	By:	/s/ Laura Stein
Senior Vice President – General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement dated February 27, 2008

99.1	Press Release dated February 27, 2008